                                                                      Exhibit 24

                                POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Community First Banking Company, a Georgia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on August 28, 2001.


         /s/ John A. Allison, IV                              /s/ Scott E. Reed
--------------------------------------------         --------------------------------------------
Name:    John A. Allison, IV                         Name:    Scott E. Reed
Title:   Chairman of the Board and                   Title:   Senior Executive Vice President
         Chief Executive Officer                              and Chief Financial Officer
         (principal executive officer)                        (principal financial officer)

         /s/ Sherry A. Kellett                                /s/ Nelle Ratrie Chilton
--------------------------------------------         --------------------------------------------
Name:    Sherry A. Kellett                           Name:    Nelle Ratrie Chilton
Title:   Senior Executive Vice President             Title:   Director
         and Controller
         (principal accounting officer)

         /s/ Alfred E. Cleveland                              /s/ Ronald E. Deal
--------------------------------------------         --------------------------------------------
Name:    Alfred E. Cleveland                         Name:    Ronald E. Deal
Title:   Director                                    Title:   Director

         /s/ Tom D. Efird                                     /s/ Paul S. Goldsmith
--------------------------------------------         --------------------------------------------
Name:    Tom D. Efird                                Name:    Paul S. Goldsmith
Title:   Director                                    Title:   Director

         /s/ L. Vincent Hackley                               /s/ Jane P. Helm
--------------------------------------------         --------------------------------------------
Name:    L. Vincent Hackley                          Name:    Jane P. Helm
Title:   Director                                    Title:   Director

         /s/ Richard Janeway, M.D.                            /s/ J. Ernest Lathem, M.D.
--------------------------------------------         --------------------------------------------
Name:    Richard Janeway, M.D.                       Name:    J. Ernest Lathem, M.D.
Title:   Director                                    Title:   Director

         /s/ James H. Maynard                                 /s/ Joseph A. McAleer, Jr.
--------------------------------------------         --------------------------------------------
Name:    James H. Maynard                            Name     Joseph A. McAleer, Jr.
Title:   Director                                    Title:   Director

         /s/ Albert O. McCauley                               /s/ J. Holmes Morrison
--------------------------------------------         --------------------------------------------
Name:    Albert O. McCauley                          Name:    J. Holmes Morrison
Title:   Director                                    Title:   Director

--------------------------------------------         --------------------------------------------

Name:    Richard L. Player, Jr.                      Name:    C. Edward Pleasants, Jr.
Title:   Director                                    Title:   Director

         /s/ Nido R. Qubein                                   /s/ E. Rhone Sasser
--------------------------------------------         --------------------------------------------
Name:    Nido R. Qubein                              Name:    E. Rhone Sasser
Title:   Director                                    Title:   Director

         /s/ Jack E. Shaw                                     /s/ Harold B. Wells
--------------------------------------------         --------------------------------------------
Name:    Jack E. Shaw                                Name:    Harold B. Wells
Title:   Director                                    Title:   Director
